Exhibit 10.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

EXECUTION VERSION

First Amendment to the Agreement for [***]

First Amendment

(hereinafter referred to as “AMENDMENT”)

to the Agreement for [***] dated 06.11.2019

(hereinafter referred to as “AGREEMENT”)

This AMENDMENT is made by and mutually agreed by and between:

Alvotech hf

Sæmundargata 15-19,

101 Reykjavík, Iceland

(“Alvotech”)

and

STADA Arzneimittel AG

Stadastraße 2-18

61118 Bad Vilbel, Germany

(“STADA”)

- Alvotech and STADA are hereinafter individually referred as a “Party” or jointly as the “Parties” -

WHEREAS, the Parties want to turn the Semi-Exclusive Countries into exclusive countries.

WHEREAS, the Parties want to extend the rights granted under the AGREEMENT for a certain consideration.

Now, in consideration with what precedes, the Parties hereby wish to modify the AGREEMENT by the present AMENDMENT, which shall become an integral part of the AGREEMENT.

Now therefore the Parties hereby agree as follows:

1.	All terms used herein which are defined in the AGREEMENT shall, unless otherwise herein provided, have the same meaning in this AMENDMENT.

2.	All references to article numbers, unless otherwise specifically stated, are references to articles of the AGREEMENT.

3.

This AMENDMENT shall become effective upon its signature by both Parties (the “AMENDMENT Effective Date”), and the date of this AMENDMENT shall be the date of the last signature of the Parties to this AMENDMENT.

4.	The definition “Semi-Exclusive Countries“ under Article 1.64 shall be deleted and replaced by the following definition:

1.64 Semi-Exclusive Countries            None

First Amendment to the Agreement for [***]

5.	The definition of “Territory” under Article 1.72 shall be deleted and be replaced by the following definition:

1.72 Territory [***].

6.	Article 2.3 (a) of the Agreement shall be deleted and replaced by the following

2.3

(a) obtaining and using [***] MAs for the Products(s) per country of the Territory, and

7.	Article 9.4 shall be deleted and replaced as follows:

9.4

In consideration of the rights which ALVOTECH grants to STADA and its Affiliates under this Agreement, STADA shall pay to ALVOTECH the consideration (“Consideration”) of up to [***], excluding VAT, payable as follows:

(a)	[***];

(b)	€ [***] ([***] Euros) on the later of (i) [***];

(c)	€ [***] ([***] Euros) on the later of (i) [***] or (ii) [***];

(d)	€ [***] ([***] Euros) on the later of (i) [***] or (ii) ([***];

(e)	€ [***] ([***] Euros) on [***];

(f)	€ [***] ([***] Euros) on [***];

(g)	€ [***] ([***] Euros) on [***]; and

(h)	€ [***] ([***] Euros) on [***].

(i)	€ [***] ([***] Euros) if and when [***].

8.	Article 9.5 shall be deleted and replaced as follows:

9.5 Payments under Articles 9.4 (a) through (i) shall only be payable once. Due payments shall be made by STADA within [***] calendar days after receipt of the relevant invoice from ALVOTECH.

9.	Unless otherwise expressly provided in this AMENDMENT, all terms and conditions of the AGREEMENT shall remain in full force and effect. This AMENDMENT is incorporated and made a part of the AGREEMENT.

10.	In the event of any conflict or inconsistency between the AGREEMENT and this AMENDMENT, the latter shall prevail.

11.

No modification to the AGREEMENT or this AMENDMENT, including a modification of this clause, shall be effective unless made in writing with specific reference to the AGREEMENT and signed by the Parties.

12.	Article 18.4 of the AGREEMENT shall apply to this AMENDMENT.

First Amendment to the Agreement for [***]

IN WITNESS HEREOF, the Parties hereto caused this AMENDMENT to be executed by their duly authorised representatives:

For and behalf of STADA Arzneimittel AG /s/ Peter Goldschmidt	For and behalf of STADA Arzneimittel AG /s/ Dr. Michael Mack
Name: Peter Goldschmidt Title: Chief Executive Officer	Name: Dr. Michael Mack Title: Vice President Biotechnology

Bad Vilbel, March 2020	Bad Vilbel, 13 March 2020

For and behalf of Alvotech hf. /s/ Robert Wessman
Name: Robert Wessman Title: Chairman

London, 11 March 2020